SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546



                                    FORM 8-K

                       Pusuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 30, 2002
                                                          ---------------

                         Commission File Number: 1-13205

                    KING POWER INTERNATIONAL GROUP CO., LTD.
             (Exact name of registrant as specified in its charter)



             Nevada                                  75-2641513
             ------                                  ----------
    (State of incorporation)                   (IRS Employer ID number)



 25th-27th Floor, Siam Tower, 989 Rama 1 Road, Patumwan, Bangkok 10330 Thailand
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                    (Address of principal executive offices)



                               011 (662) 658-0090
                               ------------------
              (Registrant's telephone number, including area code)

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

Item 5. Other Events

On August 30, 2002, King Power International Group Co., Ltd issued two press releases. The first press release announced a complaint brought against the Company and each of its directors in Nevada which seeks class action status. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 The second press release is an update on the progress of the proposed merger transaction in which the Company will be taken private by the Controlling Majority Shareholders. A copy of the press release is attached to this Form 8-K as Exhibit 99.2

Item 7. (c) Exhibits:

          99.1 Press Release dated August 30, 2002
          99.2 Press Release dated August 30, 2002




                                   SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned who are duly authorized.



KING POWER INTERNATIONAL GROUP CO., LTD.





By:  /s/ Vichai Raksriaksorn
     ----------------------------------------------------------
     Vichai Raksriaksorn, President and Chief Executive Officer
     August 30th, 2002





By:  /s/  Viratana Suntaranond
     ----------------------------------------------------------
     Viratana Suntaranond, Chief Financial Officer
     August 30th, 2002